Exhibit 99.1

TRANSFORMING THE LIVES OF PATIENTS LIV ING WITH AUTOIMMUN E DISEASES AND C ANCER Making Cell Therapies Accessible to AllTM CORPORATE PRESENTATION June 2026 | NASDAQ: FATE | Non-Confidential © 2026 Fate Therapeutics. All rights reserved

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the safety and therapeutic potential of the Company’s product candidates, the advancement of and plans and timelines related to the Company’s ongoing and planned clinical studies and the clinical investigation of its product candidates, the timing for the Company’s receipt and announcement of data from its clinical trials and preclinical studies, the Company’s clinical development and regulatory strategy, the Company’s progress and plans relating to, and the anticipated timing and outcome of, interactions with the FDA and other regulatory authorities, including its expectations relating to alignment with regulatory authorities on potential registrational pathways for FT819, the Company’s expectations regarding progress and timelines, and potential payments under its collaboration, and the objectives, plans and goals of its collaboration with Ono Pharmaceutical, Ltd. These and any other forward-looking statements in this presentation are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that results observed in studies of its product candidates, including interim results and results from earlier studies, may not be predictive of final results or results observed in ongoing or future studies involving these product candidates, the risk of a delay in the initiation of, or in the enrollment or evaluation of subjects in, any clinical studies, and the risk that the Company may cease or delay manufacture, or preclinical or clinical development, of any of its product candidates for a variety of reasons (including regulatory requirements, difficulties in manufacturing or supplying the Company’s product candidates, prioritization of other of its product candidates for advancement, and any adverse events or other negative results that may be observed during preclinical or clinical development). These statements are also subject to other risks and uncertainties as further detailed in the Company’s most recently filed periodic report, and subsequent periodic reports filed by the Company, under the Securities Exchange Act of 1934, as amended, any of which could cause actual results to differ materially from those contained in or implied by the forward-looking statements in this presentation. The Company is providing the information in this presentation as of the date hereof and does not undertake any obligation to update any forward-looking statements contained in this presentation unless required by applicablelaw. 2

Advancing The Frontier of Off-the-Shelf Cell Therapy

Progressing a pipeline of novel CAR T-cell therapies to treat autoimmune diseases and cancer

COMMENCE PHASE 2 POTENTIALLY REGISTRATIONAL TRIAL IN SLE WITH LN
RECLAIM-LN

FT819
off-the-shelf
anti-CD19 CAR T cell

RECLAIM-LN Trial

~1M patients with SLE[1]
~ 50% develop LN[2,3]
Estimated SLE US prevalence

- ✓ Highly differentiated therapeutic profile with favorable tolerability and broad patient accessibility
- ✓ Preliminary clinical efficacy supported by deep B-cell depletion with reconstitution of the preferred naïve state
- ✓ Outpatient administration enabled with same-day discharge & delivered in community hospital centers without the use of intensive conditioning chemotherapy
- ✓ RMAT designation and CDRP program inclusion support accelerated path for drug development

DIFFERENTIATED CELL THERAPY PIPELINE
CREATING PATIENT & COMMERCIAL VALUE

Clonal Master Cell Bank (MCB) Paradigm
- Pioneering the development of clonally derived MCBs from induced pluripotent stem cells (iPSCs)
- Each MCB can produce >10 million CAR T-cell drug doses
- iPSC MCBs can also be used to manufacture other cell types found in the body for the purposes of regenerative medicine

Manufacturing Capability
- Leading the manufacture and global distribution of on-demand readily available off-the-shelf CAR T-cell therapies
- ~50,000 doses/year capacity at <$3,000 cost of goods/dose
- Scalable manufacture process supports commercial launch

Next Generation CAR T-Cell Products
- Transformative pipeline consisting of FT836 (9-point edited, pan-cancer targeting) & FT839 (13-point edited, broad immune cell targeting) programs across multiple indications
- Sword & Shield™ technology supports CAR T-cell activity without the need for conditioning chemotherapy

1. *Lupus Foundation of America – lupus.org*
2. *Parodis, I. et al. Nat Rev Dis Primers 11, 69 (2025)*
3. *Hoover, PJ. et al. Kidney International (2016) 90, 487–492*

LN = lupus nephritis; MCB = master cell bank; SLE = systemic lupus erythematosus

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A Scalable Platform for Programmable Cellular Therapies

Clonal source + multiplexed engineering = unlimited standardized drug doses at low cost of goods (COGs)

Best-In-Class Cell Programming & Engineering

- iPSC reprogramming technology based on Nobel prize winning biology
- Industry leading cell engineering capability & cGMP quality control

Unmatched Scalable Cell Manufacturing Capability

- 40,000+ ft^2 cGMP facility co-located with corporate HQ (San Diego, CA)
- Recognized excellence in cell therapy design & cGMP manufacture

iPSCs have the unique ability to differentiate into **cell types** found in the body

Gene editing is a **one-time** event completed at iPSC stage

Master cell bank contains **clonally identical** population

Master cell bank is renewable **starting material** for CAR T-cell manufacture

Consistent manufacture results in **uniform and homogenous** drug product

Off-the-shelf drug product supports on-demand delivery for broad patient reach



Induced pluripotent stem cell (iPSC)
Single step multiplex gene editing
Clonal sorting and selection
De-selected clones
clone
clone
Single product candidate clone
clone
iPSC expansion and MCB creation
Clonal master cell bank (MCB)
MCB vial acts as manufacturing starting material
Stored drug inventory
Treat thousands of patients on-demand

4

Innovators in Delivering Value & Access to Patients Resetting the paradigm – not just the patient Unlocking broad patient access to CAR T-cell therapy ENGINEERED FOR SAFETY & ACCESSIBILTY • Precision engineered, clonally derived to manufacture uniform product candidates • Built-in innovative genetic edits and tunable features • Delivers consistent control w/o compromising potency • Reproducible & scalable manufacturing at low COGs OUTPATIENT-ENABLED TREATMENT PARADIGM • On demand, off-the-shelf model enables accelerated and patient friendly treatment workflows • Administered with less intense/no conditioning therapy • Outpatient administration of FT819 with same-day discharge simplifies care delivery and costs1 Providing off-the-shelf CAR T-cell therapy in community hospital-based treatment settings makes transformative medicine accessible to the general patient population and reduces the burden on healthcare infrastructure 1.Performed as part of ongoing FT819-102 Phase 1 clinical trial (NCT06308978) 5

Off-the-Shelf Cell Therapy Product Pipeline

Development of transformative medicines for complex diseases

Program	CAR/Antigen Target	Indication	Pre Clinical / Phase 1/2 / Registrational	Status	Partner
Autoimmunity					
FT819 (CDRP)	CD19	Lupus Nephritis (LN) (RMAT)	FT819-201 (RECLAIM-LN)	NCT07570862 Not Yet Enrolling	CIRM
FT819 (CDRP)	CD19	Systemic Lupus Erythematosus (SLE) (RMAT)	FT819-102	NCT06308978 Enrolling	CIRM
FT819 (CDRP)	CD19	Systemic Sclerosis (SSc)	FT819-102	NCT06308978 Enrolling	CIRM
FT819 (CDRP)	CD19	ANCA associated Vasculitis (AAV)	FT819-102	NCT06308978 Enrolling	CIRM
FT819 (CDRP)	CD19	Idiopathic Inflammatory Myopathies (IIM)	FT819-102	NCT06308978 Enrolling	CIRM
FT839	CD19/CD38[1,2]	Multicellular Autoimmune, i.e. Rheumatoid Arthritis	FT839-101 2H2026		
FT522	CD19[1]	Autoimmune Indications with mAb	FT522-102		
Oncology					
FT825	HER2[1]	HER2 Positive Solid Tumor (s)	FT825-101	NCT06241456 Enrolling	ONO PHARMACEUTICAL CO.,LTD.
Undisclosed	Undisclosed	Undisclosed	Ongoing R&D activity		ONO PHARMACEUTICAL CO.,LTD.
FT836	MICA/B[1]	Pan-tumor Indications, including CRC	FT836-101	NCT07216105 Enrolling	CIRM
FT836	MICA/B[1]	Multiple Myeloma	FT836-IIT	NCT07221032 Not Yet Enrolling	CIRM
FT839	CD19/CD38[1,2]	Hematological malignancies	IND enabling studies		

1. *Product contains hnCD16 that allows combination with licensed monoclonal antibodies, i.e. anti-CD20 to extend antigen targeting capability*
2. *Product contains CD3 fusion receptor that allows combination with licensed T cell engagers, i.e. anti-BCMA and anti-GPRC5D to extend antigen targeting capability*

T Cell Asset | NK Cell Asset

RMAT: FDA Regenerative Medicine Advanced Therapy (RMAT) received in active moderate-to-severe SLE ; CDRP: Chemistry, Manufacturing, and Controls Development and Readiness Pilot
Worldwide rights to FT819, FT836, FT839 and FT522

6

Addressing Diseases with Significant Unmet Clinical Need

Broad patient accessibility with on-demand off-the-shelf CAR T-cell therapies

Autoimmune Disease				Oncology	
Systemic Lupus Erythematosus (SLE)	**Systemic Sclerosis (SSc)**	**Anti-neutrophil cytoplasmic auto-antibody associated vasculitis (AAV)**	**Idiopathic Inflammatory Myositis (IIM)**	**Solid Tumors**	**Hematological Tumors**
Systemic inflammatory disease with risk to multiple organs and systems	Characterized by fibrosis and vascular damage impacting various organs	Inflammation & necrosis of blood vessels leading to endothelial & organ damage	Group of disorders that cause chronic inflammation and progressive muscle weakness	Efficacy for many patients is limited by multiple tumor resistance mechanisms	

US & EU Patients

Autoimmune Disease	Oncology
~1.3M Prevalence[1-4]	**~2M** Annual mortality[5]

Market Size (2025)

Autoimmune Disease	Oncology
USD ~$120B[6]	**USD ~$252B[6]**

1. Izmirly et al. Arthritis Reum 2021
2. Smoyer-Tomic et al. BMC Musc Dissorders 2012
3. Bergamasco et al. Epi of Systemic Sclerosis 2019
4. Khoo et al. Nature 2023. Rare Disease Advisor, Nat'l Scleroderma Foundation
5. SEER, Dyba 2021
6. Market Reports World (Jul2025), BioSpace (Feb 2025)

7

PHASE 1 CLINICAL TRIAL UPDATE & PHASE 2 RECLAIM-LN FT819 Making Cell Therapy Accessible to All 8 FT819: Anti-CD19 CAR T-Cell Product Candidate Safe and effective targeting of CD19+ B cells with broad patient accessibility Lead Clinical Asset Derived from a defined clonal MCB incorporating True Off-the-Shelf CAR T-Cell Drug Product unique functional elements to balance safety & efficacy CD19 CAR TCR null • 1XX CAR19: Novel CAR with CD28 costimulatory and State-of-the-art CAR motif Complete TCR disruption prevents modified CD3z signaling domains for optimal safety and and expression control1 GvHD in allogeneic settings activity1 • TRAC-targeted CAR: CAR inserted in the T-cell receptor alpha constant (TRAC) locus to reproduce endo genous TCR expression for regulated an d optimal function • TCR Null: Complete bi-allelic disruption of TRAC ablates TCR expression and eliminates the pos sibility of GvHD • On-Demand Delivery: R outinely manufactured at large scale f rom an engineered MCB that uniquely en sures a uniform, off-the-shelf drug pro duct for broad patient access CD19 CAR T-cell designed to eliminate pathological auto-reactive B-cells with balanced efficacy and safety to establish immune reset and clinical remission2 1. van der Stegen, S.J.C., et al. Nat. Biomed. Eng 6, 1284–1297 (2022). 2. V. Sandhu, et al. Annals of the Rheumatic Diseases, Volume 84, Supplement 1, 2025. 9

FT819 in Autoimmune Diseases – Phase 1 (FT819-102) Update Uniquely administered with less-intensive fludarabine-free or no conditioning chemotherapy Conditioning chemotherapy Conditioning Treatment Cycle / DLT Assessment PTFU LTFU Day FT819 infusion Study Day: -5 -4 -3 1 2 4 8 15 22 29 Cyclophosphamide D -5: Stop all Regimen A or immuno-suppressive Safety & Activity Safety Bendamustine medication Safety & Activity Assessments Continue Assessments Assessments No conditioning MMF/MPA (up to 2 years) (up to 15 years) Regimen B chemotherapy or AZA or MTX FT819 AZA= Azathioprine; DLT = Dose limiting toxicity; LTFU = Long-term follow-up; MMF/MPA = mycophenolate mofetil/ mycophenolic acid; MTX = Methotrexate; PTFU = Post-treatment follow-up INNOVATIVE THERAPEUTIC APPROACH1 ACCELERATING PATIENT ENROLLMENT2 Available On-demand & Outpatient Enabled with: Total Patients Dosed with FT819 Total Activated Clinical Sites • Single-dose FT819 administration • Less-intensive or no conditioning chemotherapy regimen • No discontinuation of maintenance therapy (Regimen B) • Patients treated as same-day discharge with on-demand product • Ability to multi-dose or re-dose • Protocol authorized autoimmune diseases include: Systemic lupus erythematosus (SLE), ANCA-associated vasculitis (AAV), Idiopathic inflammatory myopathy (IIM), Systemic sclerosis (SSc) 1. https://clinicaltrials.gov/study/NCT06308978 (ClinicalTrials.gov) 2. Patient dosing and clinical site activation data cut-off 1st June 2026 10

FT819 in Autoimmune Diseases – Phase 1 (FT819-102) Update Baseline characteristics of patients with SLE treated with FT819 FT819-102 SLE Patient Cohort Representative of Real-World Patient Characteristics1,2 Essential Patient Features Baseline Patient Parameters Regimen A (N=16)1,2 Age, y, mean (range) 33.8 (19, 57) Female, n (%) 14 (87.5) Sixteen SLE Regimen A patients have received a single SLE duration, y, median (range) 7.56 (1.0-33.7) dose of FT8191,2 Positive anti-ds DNA or anti-Smith, n (%) 13 (81.3) • FT819 was available on-demand for all treated patients Prior therapies, n, median (range)* 7 (3-10) Follow-up, months, median (range) 6.01 (0.3-25.3) • 8 patients received outpatient treatment1,2 Active lupus nephritis, n (%) 10 (62.5) Class III ± V 3 (30) All patients with SLE exhibited high disease burden at Class IV ± V 6 (60) Class V 1 (10) baseline1,2 U PCr, mean ± SD 2.80 ± 1.992 Renal 10 (62.5); Muc 10 (62.5); MSK 7 • Median disease duration of 7.56 years BILAG A or B, n (%) (43.8); Cardio 5 (31.3); Heme 1 (6.3); Const 1 (6.3) • Up to 10 prior treatment failures SLEDAI-2K, mean ± SD 13.6 ± 4.27—PGA, mean ± SD 2.18 ± 0.391 • Median baseline SLEDAI 2K of 13.6 FACIT-Fatigue score, mean ± SD 26.4 ± 13.79 D ata cutoff 14 May 2026. All patients had previously received glucocorticoids and hydroxychloroquine. * Includes data entered after data cut-off. Cardio = cardiorespiratory; Const = constitutional symptoms; Heme = hematological; MSK = musculoskeletal; 1. Shiff N, et al. Annals of the Rheumatic Diseases, Volume 85, Supplement 1, 2026 Muc = mucocutaneous; SLE = Systemic Lupus Erythematosus; SLEDAI-2K = Systemic Lupus Erythematosus Disease Activity Index 2000; 2. Data cut-off 14th May 2026 UPCr = urine protein-to-creatinine ration; PGA = Physician’s Global Assessment; FACIT = Functional Assessment of Chronic Illness Therapy. 11

FT819 in Autoimmune Diseases – Phase 1 (FT819-102) Update All Regimen A patients with SLE tolerated FT819 without DLT, no grade >2 CRS, ICANS, GvHD or deaths reported on study Preliminary Safety Data of FT819 in Regimen A SLE; Select AESIs1-2 Safety data in line with FT819-101 in B cell malignancies (NCT04629729) Safety Parameter Incidence, n (%) (N=16)1,2 CRS (Grades 1-2) 4 (25.0) CRS (Grade ≥3) 0 ICANS 0 GvHD 0 Hypogammaglobulinemia 0 Dose Limiting Toxicity 0 Grade ≥3 Adverse Events (any) 6 (37.5) Infection (Grade ≥3)* 3 (18.8) Cytopenia (Grade ≥3)† 3 (18.8) Data cutoff 14 May 2026. * Infection includes urinary tract infection (2) and tooth abscess (1). † Cytopenia includes the MedDRA preferred terms anemia, leukopenia, lymphopenia, and neutropenia, corresponding to hemoglobin decreased, white blood cell count decreased, lymphocyte count decreased, and neutrophil count decreased, respectively. AESI = adverse event of special interest; CRS = cytokine release syndrome; GvHD = graft-versus-host-disease; ICANS = immune effector cell-associated neurotoxicity syndrome. Distinctly favorable safety and tolerability product profile that supports outpatient administration 1. Shiff N, et al. Annals of the Rheumatic Diseases, Volume 85, Supplement 1, 2026 2. Data cut-off 14th May 2026 12

FT819 in Autoimmune Diseases – Phase 1 (FT819-102) Update FT819 with less intensive conditioning demonstrates rapid and sustained clinical improvement Disease activity measures among patients with SLE in Regimen A with at least 1 Month follow-up1-2 UPCr cSLEDAI-2K Score PGA Score FACIT-Fatigue 4 16 3 50 3 12—52) 40 (0 Score 2 Score 30 2 2K Score (mg/mg)—8 PGA Severe fatigue Fatigue 20 UPCr 1 cSLEDAI—1 0.5 mg/mg* 4 FACIT 10 0 0 0 0 BL1 2 3 6 9 12 15 18 21 24 BL1 2 3 6 9 12 15 18 21 24 BL1 2 3 6 9 12 15 18 21 24 BL1 2 3 6 9 12 15 18 21 24 Months Post Infusion Months Post Infusion Months Post Infusion Months Post Infusion Benda N= 3 3 3 2 1 1 1 1 1 1 1 Benda N= 7 7 5 4 3 2 1 1 1 1 1 Benda N= 7 7 5 5 4 2 1 1 1 1 1 Benda N= 7 — 5 5 4 1 1 1 1 1 1 Cy N= 5 5 4 4 3 1 1 1 1 Cy N= 6 6 3 5 4 2 2 1 1 Cy N= 6 6 3 5 4 2 2 1 1 Cy N= 6 — 3 5 4 1 2 1 1 Data cutoff 14 May 2026. Mean ± SEM. Notes: FT819 administered on Day 1. Three participants treated with Cy resumed additional immunosuppressive therapy: one mycophenolate at ~7.5 months and voclosporin at ~15.5 months; one (without lupus nephritis) anifrolumab at ~2 months; and one azathioprine at ~3 months. One patient discontinued the study after the Month 1 visit due to inability to meet trial requirements. UPCr at Month 3 (bendamustine) includes data entered after the data cutoff. * Complete renal response requires UPCr <0.5 mg/mg. UPCr = Urine Protein-to-Creatine Ratio; cSLEDAI-2K = Clinical Systemic Lupus Erythematosus Disease Activity Index-2K; PGA = Physician Global Assessment; FACIT = Functional Assessment of Chronic illness Therapy-Fatigue KEY TAKEAWAYS • Clinical disease activity improved rapidly across multiple measurements following a single dose of FT819 with less-intensive conditioning chemotherapy and was maintained for more than 18 months post-treatment. • FT819 combined with bendamustine-conditioning exhibited the most pronounced, rapid & sustained improvement across each SLE disease activity measure. • FACIT-fatigue improved from severe (< 30) to non-severe and was sustained over time, an improvement in quality-of-life measurement that is rarely observed with approved SLE therapies. 1.Shiff N, et al. Annals of the Rheumatic Diseases, Volume 85, Supplement 1, 2026; 2. Data cut-off 14th May 2026 13

FT819 in Autoimmune Diseases – Phase 1 (FT819-102) Update FT819 with bendamustine cooperate to drive deep B cell depletion and B cell compartment remodeling FT819 elicits deep B cell depletion and immune reconstitution absent of pre-existing dominant B cell clones1,2 KEY TAKEAWAYS FT819 + Cyclophosphamide FT819 DL1 + Cyclophosphamide FT819 DL2 Cyclophosphamide (N=6) 100 • FT819 demonstrates deep and durable 800 counts 600 depletion of B cells with reconstitution 400 cell 200 typically seen within 1-3 months; 200 combination with bendamustine (cells/uL) 150 100 supports more consistent B cell Absolute 50 0 LLOQ depletion BL 1M 3M6M 12M 18M 24M • FT819 DL2 (900M cells) supports deeper FT819 + Bendamustine FT819 DL1 + Bendamustine FT819 DL2 + Bendamustine depletion of dominant B cell clones, 1000 (N=7) 800 which is enhanced in combination with counts 600 400 bendamustine cell 200 200 • FT819 in combination with fludarabine- (cells/uL) 150 100 free less-intensive conditioning elicits a Absolute 50 0 LLOQ deep & durable B cell reset BL 1M 3M6M 12M 18M 24M Time Post Infusion 1. Shiff N, et al. Annals of the Rheumatic Diseases, Volume 85, Supplement 1, 2026 2. Data cut-off 14th May 2026 14

FT819 in Autoimmune Diseases – Phase 1 (FT819-102) Update FT819 with bendamustine cooperate to drive deep B cell depletion and B cell compartment remodeling FT819 mediated B cell reconstitution is dominated by naïve state subsets with pre-existing vaccine immunity maintained1,2 BCR Remodeling Towards Reduction in Switched Memory Naïve B Cell Repopulation Less Differentiated State (N=7) (N=7) (N=5) ) + 150 100 Class Switched IgG/IgA 60 (differentiated) 2 0 KEY TAKEAWAYS D s 80 Non-Class Switched IgD/IgM C CD20+) lls f (less differentiated) Memory e o 100 of 40 C Read 60 % f B o • FT819 promotes B-cell compartment % t— e + 40 v D IgD a i Ig 50 cen remodeling toward a more naïve, less Switched 20 N 7—P er 20 s differentiated phenotype representing a as CD 2 Cl (CD27+ 0 ( 0 0 healthier repertoire of B cells Baseline 6 Months e s e s Baseline 6 Months i n t h i n t h l n l n e e s o s o a M a M B B 6 6 • FT819 activity is observed in secondary Nasopharyngeal Swab Vaccine Titers lymphoid tissues such as the B Cell Depletion 1000 ssue (N=4) nasopharyngeal adenoids suggesting T i 4 n 100 deep tissue penetrance i Titer 20+ 3 n e 10 D C CD45+) 2 c i • FT819 therapy does not negatively impact of Tox IgG (IU/mL) n=6 1 Vac 1 pre-existing vaccine antibody titers D19+ C (% Mumps IgG (AU/mL) n=4 Measles IgG (AU/mL) n=3 0 0.1 n l e BL 3M 6M i o c ercent s y P n f u n C Time Post Infusion I e O r P 1. Shiff N, et al. Annals of the Rheumatic Diseases, Volume 85, Supplement 1, 2026 2. Data cut-off 14th May 2026 15

RECLAIM-LN: A Phase 2 Potentially Registrational Trial in Lupus Nephritis FT819-201 (RECLAIM-LN) patient enrollment planned to commence in 2H2026 OPEN LABEL, SINGLE ARM STUDY FOR PATIENTS WITH REFRACTORY MODERATE-TO-SEVERE SLE WITH LN1,2 RECLAIM-LN Trial Schema ✓ Single d ose of 900M cells ✓ Less-intensive condit ioning regimen consisting of bendamustin e ✓ Outpatient treatment enabled ✓ Study N= 53 total patients ✓ Validated primary endpoint at 26 weeks ✓ FDA RMAT designat ion & CDRP program There is no Day 0; visit days within the cycle progress from Day -5 to Day -4, followed by Day 1. After FT819 infusion, participants acceptance will be followed in PTFU for up to 2 years after Day 1, followed by LTFU for safety and survival for up to 15 years after Day 1. LTFU = Long-term follow-up; PTFU = Post-treatment follow-up. RECLAIM-LN Trial Features & Design RMAT designation provides enhanced FDA • Single dose of FT819 administered at 900M cells following bendamustine conditioning; each dose engagement and support, strengthening both administration will be supported by on-demand drug product availability clinical & regulatory pathways toward a • Less-intensive fludarabine-free chemotherapy enhances safety, provides a more patient-friendly potential accelerated approval of FT819 experience, and is outpatient enabled • Total enrollment of 53 patients with anticipated commencement of patient dosing in 2H2026; CDRP program acceptance by the FDA aims enrollment expected to complete within 15 months following trial commencement to facilitate the expedited development of • Primary endpoint will assess percent of patients achieving complete renal response (CRR) at 6 months FT819 for accelerated clinical timelines • Trial design informed by feedback received from FDA RMAT meeting RECLAIM-LN potentially registrational trial to be initiated in 2H 2026 with BLA submission targeted in 2028 1. https://clinicaltrials.gov/study/NCT07570862 (ClinicalTrials.gov) RMAT: FDA Regenerative Medicine Advanced Therapy; 2. Learn more about the RECLAIM-LN clinical trial at www.fatetherapeutics.com/patients CDRP: Chemistry, Manufacturing, and Controls Development and Readiness Pilot 16

FT819-102 Regimen B Cohort – No Conditioning Therapy Update Preliminary data highlights FT819 single agent activity without any conditioning chemotherapy Sustained clinical response achieved by low dose FT819 in the absence of conditioning chemotherapy1,2 B Cell Depletion with/or without Improved Fatigue and SLEDAI Scores Following Conditioning Chemotherapy (CC) Single Low Dose (DL1) of FT819 without CC 1000 FACIT-Fatigue SLEDAI-2K Score Regimen B DL1: No CC (n=3) Least 20 800 FT819-102 REGIMEN B: KEY TAKEAWAYS s 600 Fatigue t n Regimen A DL1: Cy/Benda (n=10) 400 o u 300 15 c ) K FT819 treatment without conditioning chemotherapy & l L 2 / u * el I * c ls A l 200 D 10 in the presence of background therapy shows: t e e E ol u (c SL s Ab 100 5 • Meaningful clinical benefit at dose level (DL) 1 (360M LLOQ Most cells): SRI-4 achieved in 3/3 patients, with 2/3 also 0 0 Fatigue L 1 4 8 1 5 2 2 L B M M M M M M M M 1,2 B D D D 1M 1 3 6 2 BL D D 1 1 3 6 1 2 achieving LLDAS Time Post Infusion Time Post Infusion Time Post Infusion *Due to disease flare, patient received cycle 2, last data point shown is • Depletion of circulating and tissue resident B cells1,2 screening for cycle 2 (response data pending). FT819 Eliminated Major B Cell Clones without CC Single Dose of FT819 in DL1 Dose Escalation • Depletion of major B cell clones up to 12 months Demonstrates Early Clinical Benefits without CC following treatment; with a shift towards a more naïve Anti-FT819 PK Post † ‡ BCR repertoire upon reconsititution1,2 Patient SRI-4 LLDAS Alloreactivity Infusion 1 None • Continued favorable safety profile with patient treatment at DL2 (900M cells) initiated1,2 2 None 3 None • Early data support FT819 dose escalation activities and SRI-4 and LLDAS are shown as best overall response. multi-dose exploration without conditioning †SRI-4; SLE Responder Index 4: ≥4-point reduction in SLEDAI, no new chemotherapy BILAG A or ≤2 new BILAG B score. No worsening in PGA by ≥0.3 ‡LLDAS; Lupus Low Disease Activity State: SLEDAI of ≤4, no new disease activity or activity in major organ systems, PGA ≤ 1, steroids ≤7.5mg daily, and standard maintenance doses of immunosuppressive drugs & approved biological agents. 1. T Greene et al. Molecular Therapy, 34, 1-3610. (2026) 2. Data cutoff 9th April 2026 17

NEXT GENERATION CELL THERAPY FRANCHISE Making Cell Therapy Accessible to All 18

FT836: Off-the-Shelf Anti-MICA/B CAR T Cell Product Candidate Next-gen ADR-armed CAR T cell targets stress ligands MICA/B to eliminate a broad spectrum of tumors True Off-the-Shelf Next Generation Multi-Antigen Targeting CAR T Cell Drug Product Product Candidate Engineered Attribute Systems • MICA/B CAR: An innovative CAR targeting strategy that uniquely distinguishes tumors from healthy tissue • hnCD16: Enables ADCC when combined with therapeutic monoclonal antibodies to complement CAR specificity to provide additional antigen / target cell coverage • Sword & ShieldTM (ADR/CD58 null): An Allo-Defense Receptor that targets activated allo-reactive T-cells; CD58 null to impede allo-reactive T cell recognition & binding • T Cell Enhancer(s): Optimized regulation of cell persistence & potency • Enhanced biodistribution & microenvironment performance: Engineered chemokine receptor surface profile to augment tissue trafficking; enhanced performance in inhibitory microenvironments via TGFâ signal redirection receptor (SRR) • TCR Null: Complete bi-allelic disruption of TRAC ablates TCR expression and eliminates the possibility of GvHD • CD38 Null: Potential to enhance metabolic cell fitness and allow combination with CD38 targeting mAbs Multi-antigen targeting via MICA/B CAR and hnCD16, with Sword & ShieldTM technology designed to reduce/eliminate need for conditioning chemotherapy Supported in part by TRAN1 funding from: 19

Targeting MICA/B Overcomes Tumor Evasion & Unlocks Pan-Tumor Potential Stress-ligand recognition of diseased cell states supports indication-agnostic therapy Novel recognition of MICA/B á3 domain MICA/B shedding is a common immune MICA/B is widely expressed unlocks pan-tumor recognition1,2 evasion mechanism utilized by cancer3,4 across multiple cancer indications5 NKG2D NKG2D Variable á1/2 domain 3MICA/B 3MICA/B MICA/B mAb CAR Conserved á3 domain 1. Ferrari de Andrade, L. Science. 2018 Mar 30;359(6383):1537-1542. 2. Goulding J et al. Cell Med. 2023 Jul 14;4(7):457-477. 4. Goulding J et al. J Cancer Biol. 2023;4(2):49-53. 3. Lakes, N. et al Cell Med. 2023 Jul 14;4(7):398-400 5. Dhar P et al. Curr Opin Immunol. 2018 Apr;51:55-61 20

Phase 1 FT836-101 Study in Pan Solid Tumor Now Enrolling Evaluation of FT836 with/without monoclonal antibody combination & optional tumor priming therapy 1 Highly-Differentiated FT836 Clinical Study Schema 1 Therapeutic Approach ➢ Novel cancer antigen targeting system that u niquely Phase 1 Study Design (NCT0721 6105) distinguishes tumor from healthy tissu e. ➢ Combining with HER2 and EGFR targeting mAb s augments activity & allows heterogenous tumo r targeting to minimize tumor escape. ➢ Contai ns multiplex engineered cellular systems to en hance persistence and cancer killing capabilit y; traffic to and operate within suppressive t umor FT836* environments while simultaneously av oiding T cell exhaustion. ➢ Requires no patient apheresis and no conditioning chemotherapy. ➢ Delivered with a shortened hospitalization req uirement and patients who show clinical benefi t may receive a 2nd cycle of treatment *D8 FT836 in DL2 only Regimen A: FT836 Monotherapy Regimen B: Paclitaxel Chemotherapy Followed by FT836 ➢ Protocol authorized solid tumors include; • Brea st (BC); Colorectal (CRC); Ovarian (OVC); Head Regimen C: FT836 + Cetuximab Regimen D: Paclitaxel Chemotherapy Followed by FT836 + Cetuximab & Neck (HNSCC); Endometrial (EC); Gastric (G EJ) & Regimen E: FT836 + Trastuzumab Regimen F: Paclitaxel Chemotherapy Followed by FT836 + Trastuzumab Lung (NSCLC). 1. https://clinicaltrials.gov/study/NCT07216105 (ClinicalTrials.gov) 21

Phase 1 FT836-101 Study in Pan Solid Tumor Now Enrolling Fate THERAPEUTICS Baseline characteristics and adverse events by regimen in patients treated with FT836 without conditioning chemotherapy Baseline Characteristics1,2 Adverse Events of Interest by Regimen, Any Grade & Grade >3 1,2 Regimen C: Regimen E: Adverse Event Regimen C (N=G) Regimen E (N=3) Characteristic FT836 + cetuximab (N=G) FT836 + trastuzumab (N=3) of Interest n (%) n (%) All Grad es Grade 3+ All Grades Grade 3+ Median Age 46.0 (30, 65) 54.0 (39, 63) CRS 0 0 0 0 Sex Male 4 (67) 0 Female 2 (33) 3 (100) ICANS 0 0 0 0 DLT 0 0 0 0 ECOG 0 4 (67) 1 (33) 1 2 (33) 2 (67) Infections* 1 (17) 1 (17) 0 0 Data cutoff 20th Apr 2026; * Sepsis Tumor Type Colorectal 6 (100) 0 CRS = cytokine release syndrome; DLT = Dose-limiting toxicity; ICANS = Immune Effector Cell-Associated Neurotoxicity Endometrial 0 1 (33) Syndrome. GEJ 0 1 (33) Ovarian 0 1 (33)* HER2 IHC 3+ 0 3 (100) • Most common any grade treatment emergent adverse events (TEAEs) BRAF Wild-type 4 (67) 2 (67) across both regimens included dermatitis acneiform (n=5) and blood LDH BRAF-V600E 1 (17) 0 increased (n=4) Mutated-other 1 (17) 0 Grade ≥3 TEAEs in Regimen C abdominal pain, large intestinal • included KRAS Wild-type 4 (67) 1 (33) obstruction, sepsis, alkaline phosphatase increase, and seizure (n=1 for all) KRAS-G12V 2 (33) 0 Not assessed 0 2 (67) • One Grade ≥3 TEAE of hyponatremia was observed in Regimen E Prior EGFR Therapy 4 (67) 0 chills, fatigue, anemia, and hyperhidrosis • FT836-related TEAEs included Prior HER2 Therapy 0 3 (100)* (n=1 for all) Median Prior Lines of Therapy 4 (2,7) 3 (2,7) Data cutoff 20th Apr 2026; * Includes data point entered post data cut. FT836 administered in combination with cetuximab or trastuzumab w/o conditioning chemotherapy is well-tolerated 1. Manish Ramesh Patel et al. J Clin Oncol 44, 2560-2560(2026) 2. Data cut-off 20th April 2026 22

Phase 1 FT836-101 Study in Pan Solid Tumor Now Enrolling Preliminary anti-tumor activity observed in KRAS wild-type colorectal cancer (CRC) patients CLINICAL CASE 11,2 CLINICAL CASE 2 1,2 • 45/M with metastatic CRC, KRAS wild-type (KRASWT) • 53/M with metastatic CRC, KRASWT • 7 prior lines of therapy, including cetuximab • 7 prior lines of therapy, including multiple cetuximab-containing • At study entry, multiple metastatic sites including lung, bone and nodal disease • At study entry, multiple metastatic sites including lung, hepatic, adrenal, & nodal disease • Enrolled on Regimen C, DL1, received 300M cells/dose on Days 1 and 15 • Enrolled in Regimen C DL2, received 900M cells/dose on Days 1, 8, and 15 • FT836-related adverse events were not observed • FT836-related adverse events were not observed • CEA decreased from 487ng/mL at screening to 185 ng/mL on Day 56 • CEA decreased from 350 ng/mL to a nadir of 333 ng/mL • All target lesions reduced in size (overall 70 mm → 55 mm); new hepatic lesions • CA19-9 decreased from 258 U/mL to 144 U/mL on Day 56 • Tumor -related pain resolved & target lesion size stable ov erall with RECIST-assessed stable disease (post data cut-off) Uniform expression of MICA/B in biopsy | Early and sustained reduction in CEA Uniform expression of MICA/B in biopsy | Reduction in CEA and CA19-9 | | Meaningful tumor volume decrease in target lesions using RECIST analysis Meaningful tumor volume decrease in target lesion using RECIST analysis Tumor Bearing Lymph Node Tumor Bearing Lymph Node Tumor Antigen Expression Tumor Blood Marker Target Lesions Antigen Expression CT Imaging Tumor Blood Marker Target Lesions 600 50 400 50 25 r 300 25 ke r MICA/B 400 MICA/B a r ameter BaselineM mL) / D i Diamete NC ng 0 ood 200 e 0 ( B l E A ang C h 200 Change %C % -25 56 Tumor 100 -25 EGFR EGFR Day 0 -50 0 -50 BL D29 D56 M L L P BL D29 D56 Li Lu Lu Li L un un A ve n n a ve N g g L r g g dr r , MLN=mesenteric lymph node, PALN=paraaortic lymph node N Tumor lesion highlighted by arrow en al Early clinical observations highlight tumor lesion(s) size reduction and notable tumor biomarker decrease 1. Manish Ramesh Patel et al. J Clin Oncol 44, 2560-2560(2026) 2. Data cut-off 20th April 2026 23

Phase 1 FT836-101 Study in Pan Solid Tumor Now Enrolling FT836 demonstrated tumor tissue trafficking and functional persistence in the absence of conditioning chemotherapy FT836 persistence in the periphery and tumor Redistribution of CD8 cells in tumor tissue post infusion tissue post infusion FT836-101 KEY TAKEAWAYS Peripheral & Tissue FT836 Product Detection Tumor Micro-Environment (TME) Remodeling • Evidence of anti-tumor activity was observed in 2 out of 2 evaluable refrac tory and metastatic KRASWT CRC patients1, 2 • Meaningful reductions in size of targ et lesions & significant reduction in CE A tumor biomarker were observed in both evaluable KRASWT CRC patients1,2 • FT836 w as detected in the periphery & tumor tis sue – illustrating the unique ability to traffic and functionally persist withou t conditioning chemotherapy1,2 • Prelimin ary evidence for tumor micro-environment immune remodeling following FT836 treat ment1,2 Preliminary safety and efficacy data supports further clinical evaluation of FT836 in KRASWT CRC patients 1. Manish Ramesh Patel et al. J Clin Oncol 44, 2560-2560(2026) 2. Data cut-off 20th April 2026 24

FT839: Off-the-Shelf Anti-CD19/Anti-CD38 CAR T Cell Product Candidate Next-Gen Sword & ShieldTM empowered T cell targeting select immune cell subsets to unlock multi-disease therapy potential True Off-the-Shelf Next Generation Product Candidate Engineered Attribute Systems Multi-Antigen Targeting CAR T Cell Drug Product • 1XX CD19 CAR: A novel motif with CD28 costimulatory and modified CD3æ signaling domains for optimal safety and activity • CD38 CAR: A unique targeting strategy to eliminate activated and/or senescent immune cell subsets • Sword & ShieldTM: An Allo-Defense Receptor (ADR) that targets activated allo-reactive T-cells; CD58 null to impede allo-reactive T cell recognition & binding • hnCD16: Enables ADCC when combined with therapeutic monoclonal antibodies to complement CAR specificity to provide additional antigen / target cell coverage • CD3 Fusion Receptor: Provides additional antigen / target cell subset targeting in combination with T cell engagers • T Cell Enhancer(s): Optimized regulation of cell persistence & potency • Enhanced biodistribution & microenvironment performance: Engineered chemokine receptor profile to augment tissue trafficking; enhanced performance in inhibitory microenvironments via TGFâ signal redirection receptor (SRR) • TCR Null: Complete bi-allelic disruption of TRAC ablates TCR expression and eliminates the possibility of GvHD Multi-antigen targeting via CD19 CAR, CD38 CAR, hnCD16 and • CD38 Null: Potential to enhance metabolic cell fitness and allow combination with CD3FR, with Sword & ShieldTM technology designed to CD38 targeting mAbs reduce/eliminate need for conditioning chemotherapy 25

FT839 Broadly & Selectively Eliminates Aberrant Immune Cells Targeting CD19 & CD38 selectively eliminates B lineage cells and activated state immune cells FT839 targets multiple aberrant immune cell types that drive autoimmune & hematological malignant diseases CD19/CD38 dual targeting addresses the full pathological immune cell landscape Extent of FT839 • CD19 targeting alone eliminates only B cells—leaving other autoreactive & inflammatory cell subsets unchecked to sustain disease pathology application across disease Indications • Targeting CD19 & CD38 extends coverage to eliminate B-cell lineages and activated immune cell states that often drive autoimmune disease • Sword and ShieldTM technology prevents allo-rejections and facilitates comprehensive elimination of activated immune cells in rheumatoid arthritis patient samples while in allogeneic environment PBMC Alone PBMC Alone CD19 Expression CD38 Expression cell T Plasmablasts CAR & Plasma cells ± +CD19 CAR T cell +FT839 CAR T cell PBMC PBMC= peripheral blood mononuclear cells; RA = rheumatoid arthritis Healthy FT839 induces comprehensive & selective immune Plasmablasts cell subset elimination in allogeneic settings in the Possible Disease Indications: & Plasma cells absence of conditioning chemotherapy Rheumatoid Arthritis (RA) Systemic Sclerosis (SSc) Vas culitis (AAV) Myositis (IMM) Type 1 Diabetes (T1D) Multi ple Sclerosis (MS) 1. M Jelcic et al. Molecular Therapy, 34, 1-3610. (2026) 26

Off-the-Shelf CAR T-Cell and CAR NK-Cell Product Candidates Our broader product pipeline holds significant value opportunities in oncology & autoimmune disease FT825/ONO-8250: Multi-Antigen Targeting CD19 CAR NK Cell Off-the-shelf anti-HER2 CAR T-cell product candidate with ADR enabled to reduce/eliminate the need for trafficking and tumor microenvironment adaptation capability conditioning chemotherapy FT825/ONO-8250 Development Status FT522 Development Status • Novel H CasMab-2 binder preferentially targets tumor HER2 expression • ADR technology validation via FT522 persistence and activity in lymphoma 2 with limited on-target off-tumor toxicity1 patient settings in the absence of conditioning chemotherapy3 • Ongoing Ph1 clinical evaluation across HER2+ cancers as monotherapy, • IND cleared for clinical investigation in autoimmune indications and CRC, NSCLC (EGFRMut) & HNSCC in combination with Cetuximab • We are evaluating opportunities for further clinical development of FT522 (NCT06241456); DL3 enrollment ongoing in both regimens2 in combination with mAbs across autoimmune indications 1. Hosking MP et al. Cell Stem Cell. 2025 Jul 3;32(7):1087-1101 2. https://clinicaltrials.gov/study/NCT06241456 (ClinicalTrials.gov) 3. Bachanova, V et al. Hematological Oncology, 43: e467_70094 (2025) 27

Best-in-Class Allo-Immune Evasion Systems Enhance Persistence for a Comprehensive Approach to Cell Therapy and Regenerative Medicine Unique ability to overcome the need for conditioning chemotherapy backed by clinical data Next Generation CAR T-Cell Products Regenerative Medicine Products Sword & ShieldTM Technology ALLO-360TM Technology • Mitigates against allo-rejection & drives product persistence • Surround sound immune evasion for non-immune cell regenerative • Ensures activity in the absence of conditioning chemotherapy medicine-based cell therapies • Allo-defense receptor (ADR) (sword)—eliminates recently activated • Leverages immune synaptic recognition evasion and inhibition of patient alloreactive immune cells1 cell activation / cytotoxicity mechanism strategies • CD58 knock out (shield)—provides evasion from alloreactive patient • Balances pan-HLA, CD58, CD54 and undisclosed synthetic edit knock immune cells via synaptic dysregulation2 out and over expression strategies iPSC-derived Off-the-Shelf Sword & ShieldTM ALLO-360TM iPSC-derived Regenerative CAR T-cell Applications Protection Medicine Applications Oncology Synthetic â-islet cell w/ enhanced function Autoimmune diseases Neural subset progenitors Anti-fibrotic / anti-senolytic Skeletal Muscle Stem Cells Immune system rejuvenation Sense & secrete biomolecule cell factories Latent virus removal strategies Universal Hematopoietic Stem Cells 1. Mo F et al, Nat Biotechnol. 2021 Jan; 39(1):56-63. 2. Hamer Q et al. Cell Stem Cell. 2024 Sept 5;31(9):1376-1386.e8. 28

FINANCE & BUSINESS UPDATES Making Cell Therapy Accessible to All 29

Q1 2026 Financial Snapshot Strong Balance Sheet and Financial Discipline CASH & SHORT-TERM WEIGHTED-AVG SHARES CASH RUNWAY INVESTMENTS OUTSTANDING $174.8M Into 2028 120.0M EXPENSE BREAKDOWN ($ THOUSANDS) Q1 YoY EXP ENSE SAVINGS Q1 2025 Q1 2026 42,909 $8.6M 34,2 99 29,136 24,703 Total quarterly savings vs Q1 2025 13,773 9,596 R&D: $4.4M saved (▼15%) G&A: $4.2M saved (▼30%) R&D G&A Total OpEx All data accurate as of 31st March 2026 30

Business Updates & Near-Term Objectives Competitively positioned to accelerate clinical stage development Milestones Achieved Near Term Next Steps ✓ Treatment of 22 patients with SLE, and 8 across SSc, Complete Phase 1 SLE cohort enrollment in LN subset IIM and AAV; 21 activated clinical sites1 Evaluate RECLAIM-ERL trial readiness; Continue no conditioning ✓ 8 patients have been treated in outpatient settings1 chemotherapy dose escalation and multi-dosing Autoimmune Development ✓ CDRP program selection augments RMAT designation Align CMC plans with FDA to expedite registrational pathway (FT819) to enable enhanced FDA interactions Initiate RECLAIM-LN potentially registrational trial in 2H 2026 ✓ Continued patient treatment expansion beyond SLE Evaluate clinical experience beyond SLE to support broader with 4 SSc, 3 IIM and one AAV patient treated1 autoimmune development Oncology Development ✓ Optimized FT825 patient enrollment strategy Complete dose escalation with a focus on HER2+ patients (FT825) Next Gen ✓ Treated 9 patients in FT836 (MICA/B) pan-solid tumor Complete dose escalation cohorts by mid 2026 & optimize clinical Development w/ Phase 1 clinical trial2 strategy for potential Phase 2 clinical trial initiation Sword & ShieldTM ✓ Initiated an IIT to evaluate FT836 in multiple myeloma Conduct IIT dose escalation in combination with daratumumab (FT836 & FT839) ✓ FT839 IND filing planned 2H 2026 Initiate Phase 1 pan-autoimmune trial in 2H 2026 ✓ $174.8 million in cash, cash equivalents, & Strategically allocate capital resources to further extend cash Cash & investments3 runway Equivalents ✓ Total OpEx reduction of 20% YoY in Q1 2026 Continue to evaluate and pursue partnership/BD opportunities 1. Data cut 1st June 2026 AAV = Anti-neutrophil cytoplasmic auto-antibody associated vasculitis; IIM = Idiopathic inflammatory myositis; IIT = Investigator initiated trial; SLE = 2. Data cut 20th April 2026 Systemic Lupus Erythematosus; SSc = Systemic Sclerosis; FDA = Food and Drug Administration; RMAT = Regenerative medicine advanced therapy; 3. Accurate as of 31st March 2026 CDRP = CMC Development and Readiness pilot; ERL = Extra Renal Lupus 31

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